Stock Purchase Agreement

This Stock Purchase Agreement ("**Agreement**") is made by and between EMC Metals Corp., a British Columbia corporation ("**EMC**"), and Golden Predator US Holding Corp., a Nevada corporation ("**GPH**").

Recitals

A. EMC is the owner of all of the shares of the issued and outstanding capital stock of Great American Minerals, Inc., a Nevada corporation ("**GAM**").

B. EMC desires to sell and GPH desires to purchase all of the issued and outstanding shares of the capital stock of GAM.

Now therefore, the parties agree as follows:

1. Definitions. When used in this Agreement the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

1.1 "**Agreement**" means this Stock Purchase Agreement, as it may be amended, supplement or otherwise modified from time to time.

1.2 "**Closing**" means the delivery of documents to be executed and delivered by the parties, the deposit and delivery of the Purchase Price, as defined in this Agreement, and the consummation of the transactions contemplated under this Agreement.

1.3 "**Closing Date**" means the date on which the Closing occurs which the parties agree shall be not later than ten (10) business days after the date this Agreement is executed by the parties.

1.4 "**Common Stock of GAM**" means the authorized capital stock of GAM which consists of 75,000,000 shares of common stock, par value $0.001 per share, of which 33,617,536 shares have been issued and are now outstanding.

1.5 "**Effective Date**" shall be the date on which this Agreement has been executed by the parties.

1.6 "**Excluded Mineral Properties**" means mining claims owned by GAM and situated in the State of [Nevada] more particularly described in Exhibit B attached to and by this reference incorporated in this Agreement, which claims are to be quit claimed by GAM to EMC or its nominee at or immediately following the Closing.

1.7 "**EMC**" means EMC Metals Corp., a British Columbia corporation, and its assigns and successors.

1.8 "**GAM**" means Great American Minerals, Inc., a Nevada corporation, and its assigns and successors.

1.9 "**GPH**" means Golden Predator US Holding Corp., a Nevada corporation, and its assigns and successors.

1.10 "**Indebtedness**" means the indebtedness of EMC to Golden Predator Corp., a British Columbia corporation, in the approximate principal amount of $560,000.00.

1.11 **"Mineral Properties"** means collectively all mining claims, patented or unpatented, as well as any and all leases or other rights and interests therein, held by GAM.

1.12 **"Purchase Price"** shall mean the price to be paid by GPH for its purchase of the Shares in accordance with this Agreement.

1.13 **"Shares"** means all of the shares of the Common Stock of GAM owned by EMC which are to be purchased in accordance with this Agreement.

2. Purchase of Shares and Transfer of Excluded Mineral Properties. EMC agrees to sell and GPH agrees to purchase the Shares and GPH agrees to cause GAM to convey to EMC, and EMC agrees to accept the transfer of title to the Excluded Mineral Properties, all on and subject to the terms and conditions contained in this Agreement.

3. Purchase Price. The Purchase Price for the Shares (net of the value of the Excluded Mineral Properties) shall be the sum of **Two Hundred Twenty-Five Thousand Dollars ($225,000.00).**

4. Covenants, Representations and Warranties by EMC. EMC covenants, represents and warrants to GPH which covenants shall be performed and all of which representations and warranties shall be true at and shall survive the Closing, as follows:

4.1 Corporate Qualification. GAM is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has corporate powers to own its property and carry on its business as and where it is now being conducted.

4.2 Authorized Capital and Outstanding Shares. The authorized capital stock of GAM consists of 75,000,000 shares of common stock, par value $0.001 per share, of which 33,617,536 shares (being the Shares) have been validly issued and are now outstanding.

4.3 Title to Shares. EMC represents and warrants that EMC is the beneficial and record owner of the Shares, owns the Shares free and clear of liens, claims, charges, pledges or any other security interests or encumbrances and has the right to vote the Shares. The Shares are duly authorized, validly issued, fully paid and non-assessable. The Shares are the only securities issued by GAM that EMC owns beneficially or of record. No person or entity holds any options, warrants or other rights to acquire shares of any class of stock or any other securities of GAM nor holds any other rights or properties in connection with the ownership of the Shares.

4.4 Financial Statements. EMC has furnished GPH with the balance sheet and income statement of GAM as at October 31, 2010 (collectively, the **"Statements"**) copies of which are attached hereto as Exhibit C. The Statements fairly presents the financial position and the results of operations of GAM as of their respective dates and for the periods indicated.

4.5 No Debt. Other than as set forth in the Financial Statements, GAM does not have any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise. EMC further covenants and agrees that it will, prior to closing, capitalize the entire intercompany debt due by GAM to EMC and its subsidiary Springer Mining Company of $7,719,904.34 as at the date hereof.

4.6 Pensions Plans. EMC does not have nor will it have on the Closing Date any pension plan, profit-sharing plan or stock purchase plan for any of its employees.

4.7 No Conflict. EMC and its directors, employees, officers and shareholders have not received notice of nor are they aware of any act or failure to act which would constitute a breach or default of

an agreement or lease. GAM has good and marketable title to all of its assets, agreements and leases, and none of the assets, agreements or leases is subject to any lien, claim, encumbrance, security interest, or other interest, except as described in Exhibit A attached to and by this reference incorporated in this Agreement. None of the assets or the property subject to any agreement or lease has been maintained, or is maintained or operated, or is maintained or operated, in contravention or violation of any federal, state or local law, regulations or ordinance.

4.8 No Violation. EMC has not received notice of any violation of any applicable federal, state or local law, regulation or ordinance (including, without limitation, any applicable building, environmental protection, zoning or other law, regulation or ordinance) affecting GAM's property or the operation of its business, and the best knowledge of EMC's directors, employees, officers and shareholders there are no such violations.

4.9 Mineral Property. EMC represents that Exhibit A is a complete list of the Mineral Properties. EMC further represents that, subject to any qualifications listed in Exhibit A: (a) the claims comprised in the Mineral Properties were properly located in accordance with applicable Federal and state laws and regulations; (b) all assessment work requirements for the claims comprised in the Mineral Properties have been performed and all filings and recordings of proof of performance have been made properly and all Federal annual unpatented mining claim maintenance and rental fees have been paid properly and timely; (c) the claims comprised in the Mineral Properties are in good standing and EMC has good title to and owns the entire undivided legal and equitable interest in the claims comprised in the Mineral Properties, subject to the paramount title of the United States and other matters of title disclosed in this Agreement; (d) EMC has good right and full power to convey the interests described in this Agreement; (e) the claims comprised in the Mineral Properties are free and clear of all liens, claims, encumbrances, production royalties and security interests, except as otherwise provided in this Agreement; and (f) EMC shall not commit any act or acts which will encumber or cause a lien to be placed on the claims. EMC makes no representation or warranty concerning the discovery or presence of valuable minerals on the unpatented mining claims which comprise all or a portion of the Mineral Properties.

4.10 Environmental Matters. The conditions on and relating to the Mineral Properties respecting all past and current operations thereon are in compliance in all material respects with all applicable laws, including all environmental laws. EMC has not received any notice of, or communication relating to, any actual or alleged breach of any environmental laws, and there are no outstanding work orders or actions, or any existing condition on the Mineral Properties which could be the basis therefor, in respect to the Mineral Properties or any operations thereon and that the Optionor has no knowledge of any other environmental issues affecting the Mineral Properties or any operations carried out thereon. All remediation and reclamation activities carried out on the Mineral Properties have been conducted in compliance with applicable law.

4.11 Tax Status. GAM has prepared and filed on time with all appropriate governmental bodies all tax returns or other documents of every nature required to be filed by or on behalf of the GAM in respect of any taxes or in respect of any other provision in any domestic or foreign federal, provincial, municipal, state, territorial or other taxing statute for all fiscal periods ending prior to the date hereof. All such returns and other documents are correct and complete in all material respects, and no material fact has been omitted therefrom, save and except the tax return for the year ended December 31, 2009 which will be filed on or before the Closing Date. Any taxes shown on all such returns, or on any assessments or reassessments in respect of any such returns have been paid in full.

5. Covenants, Representations and Warranties by GPH. GPH covenants, represents and warrants to EMC, which covenants shall be performed and all of which representations and warranties shall be true at the time of the Closing, and which shall survive the Closing, as follows:

5.1 GPH is a corporation duly organized and validly existing and in good standing under the laws of Nevada and has the corporate power to own its properties and carry on its business as now being conducted.

5.2 GPH will use all reasonable efforts to cause the Closing Date to occur with all reasonable dispatch.

6. Mutual Covenants Representations and Warranties. Each of the parties for itself covenants, represents and warrants to the other, which covenants shall be performed and all of which representations and warranties shall be true at the time of the Closing, and which shall survive the Closing, as follows:

6.1 That such party has complied with all applicable laws and regulations of any governmental body, Federal, state or local regarding the terms of this Agreement and its performance.

6.2 That there are no lawsuits or proceedings pending or threatened which affect the ability of such party to perform the terms of this Agreement.

6.3 That such party has the full right, title and authority to enter into this Agreement and to perform the same in accordance with its terms, and neither this Agreement, nor its performance violates or constitutes a default under the provisions of any other agreement to which it is a party or to which it is bound.

6.4 That such party shall have performed, satisfied and complied with all covenants, agreements and conditions required by such party on or before the Closing Date.

6.5 That consummation of this Agreement will not result in or constitute a default or an event that, with notice or lapse of time or both, would be a default, breach or violation of any lease, license, promissory note, conditional sales contract, commitment, or other agreement, instrument or arrangement made by such party.

6.6 That such party has not utilized the services of a broker or a finder in the negotiation and/or execution of this Agreement, and that such party has not incurred any obligation to pay a broker's commission or finder's fee upon the execution and consummation of this Agreement.

7. Closing Date. The Closing shall take place at the office of GPH, 11th Floor – 888 Dunsmuir Street, Vancouver, British Columbia, at such other place as the parties agree.

8. Actions at the Closing. The parties will execute and deliver the instruments and other items at the Closing, as follows:

8.1 EMC's Closing Obligations. EMC shall deliver to GPH on the Closing the following:

a. GAM stock Certificate Nos. 22, 23, 26 & 27 (33,617,536 shares) registered in the name of EMC and in form suitable for transfer, endorsed in blank or with an executed blank stock transfer power attached, free and clear of all liens, claims, charges, pledges or other security interests or encumbrances.

b. The executed directors' consent of EMC approving EMC's sale of the Shares.

c. The executed resignations of the directors and officers of GAM.

d. Any data, documents, instruments, records, minute books, stock books, stock ledgers or any other property of GAM held or possessed by EMC.

9. GPH's Closing Obligations. GPH shall deliver to EMC the following:

a. GPH's written acknowledgement of receipt of delivery of the Shares.

b. An acknowledgement executed by Golden Predator Corp. of its application and credit against the Indebtedness of the Purchase Price.

c. A quitclaim deed executed by GAM, as grantor, to EMC or its nominee, as grantee, of all of the right, title and interest of GAM in and to the Excluded Mineral Properties.

d. A declaration of value for the Excluded Mineral Properties executed by GAM.

10. Conduct of Business and Board of Directors. Between the date of this Agreement and the Closing Date, EMC shall cause GAM to conduct its business in the same manner in which it has previously been conducted, and EMC's directors and officers will not permit GAM to enter into any contract, make any distribution of any assets of any kind or conduct any other significant business without the prior approval of GPH.

11. Miscellaneous.

11.1 Notices. Any notices required or authorized to be given by this Agreement shall be in written form. Any notices required or authorized to be given by this Agreement shall be deemed to have been sufficiently given or served in written form if sent by registered or certified delivery, postage prepaid and return receipt requested, addressed to the proper party at the following address or such address as the party shall have designated to the other parties in accordance with this section. Notices so given shall be deemed to have been received by the addressee five (5) days from the date of mailing. Any notice required or authorized to be given by this Agreement shall be deemed to have been sufficiently given or served in written form if personally delivered to the proper party or if sent by facsimile, telex, telegraph or other electronic transmission and actually received by such party, and notice shall be effective upon the date of receipt by such party.

If to EMC:	11th Floor – 888 Dunsmuir Street Vancouver, B. C., Canada V6C 3K4
If to GPH:	11th Floor – 888 Dunsmuir Street Vancouver, B.C., Canada V6C 3K4

11.2 Binding Effect of Obligations. This Agreement shall be binding upon and inure to the benefit of the respective parties, and their heirs, personal representatives, successors and assigns.

11.3 Whole Agreement. The parties agree that the whole agreement between them is written in this Agreement, and that this Agreement together with the documents to be executed by the parties shall constitute the entire contract between the parties. There are no terms or conditions, express or implied,

other than as stated in this Agreement. This Agreement may be amended or modified only by an instrument in writing, signed by the parties with the same formality as this Agreement.

11.4 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

11.5 Consent of Jurisdiction and Venue. The parties agree that any state or federal court located in Washoe County, Nevada, shall have jurisdiction and venue of, and waive any objection based on venue or forum non conveniens with respect to, any action or proceeding instituted between the parties arising from or relating to this Agreement and agree that any dispute concerning the relationship between the parties or the conduct of any party in connection with this Agreement or any instrument executed and delivered by a party in accordance with this Agreement shall be heard only in the courts described in this Subsection.

11.6 Costs and Attorney's Fees. If any litigation arises between the parties with respect to this Agreement or its subject matter, the prevailing party in such litigation shall be entitled to costs incurred and reasonable attorney's fees.

11.7 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same Agreement.

11.8 Severability. If any part, term or provision of this Agreement is held by the Courts to be illegal or in conflict with any law of the United States or any State, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

11.9 Waiver of Jury Trial. The parties waive any right to trial by jury of any action, cause of action, claim or demand (a) arising under this Agreement or in any instrument executed or delivered in connection with this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties or either of them with respect to this Agreement or any other instrument executed or delivered by them in connection with this Agreement, in each case whether now existing or later arising, and whether sounding in contract, tort or otherwise.

11.10 Advice of Counsel. The parties agree that the terms of this Agreement have been negotiated by EMC and GPH, with each represented by counsel of its own choice, with respect to the transactions covered by this Agreement, to the end that any and all nonstandard terms and previous oral agreements and understandings of the parties have been placed in this Agreement and reduced to writing.

11.11 Transactional Costs. Except as otherwise provided in this Agreement, each party shall bear all costs incurred by it in the negotiation, execution, delivery and performance of this Agreement.

11.12 Indemnification. GPH will indemnify and hold harmless EMC from and against any and all losses, damages, costs, actions and suits arising out of or in connection with the matter of *Great American Minerals, Inc. v. Angel Investments, LLC et al.*, First District Judicial Court Case No. 09-OC-00092 1B following the date of this Agreement.

Exhibit A
Mineral Properties

1. Platte River Joint Venture 4.9% Carried Working Interest.

2. Phoenix Joint Venture 4% Carried Working Interest.

3. The mineral properties described in the attached pages, all of which have been leased to Golden Predator Mines US Inc. under those certain lease agreements dated effective August 1, 2008.

4. Carlin Vanadium (Black Kettle) Property as described in Exhibit B

The parties hereby acknowledge and agree that Mr. John Brassard of The Claim Group Inc. will be reviewing the provisions of this Exhibit A and Exhibit B on behalf of both parties, with a view to correcting any errors or omissions herein, and agree to use their reasonable commercial efforts to incorporate revisions suggested within 120 days of the date of this Agreement, failing which Exhibit A and Exhibit B will be final.

The parties have executed this Agreement on the dates described below.

EMC Metals Corp.

By____________________________

George Putnam, Chief Executive Officer

Date: November 16, 2010

Golden Predator US Holding Corp.

By____________________________

Michael O'Brien, CFO

Date: November 16, 2010

Exhibit A
Mineral Properties

1. Platte River Joint Venture 4.9% Carried Working Interest.

2. Phoenix Joint Venture 4% Carried Working Interest.

3. The mineral properties described in the attached pages, all of which have been leased to Golden Predator Mines US Inc. under those certain lease agreements dated effective August 1, 2008.

4. Carlin Vanadium (Black Kettle) Property as described in Exhibit B

The parties hereby acknowledge and agree that Mr. John Brassard of The Claim Group Inc. will be reviewing the provisions of this Exhibit A and Exhibit B on behalf of both parties, with a view to correcting any errors or omissions herein, and agree to use their reasonable commercial efforts to incorporate revisions suggested within 120 days of the date of this Agreement, failing which Exhibit A and Exhibit B will be final.

Exhibit A
Description of Property
Located in Township 32 North, Range 50 East, MDB&M Section 1
Township 33 North, Range 50 East, MDB&M, Sections 25, 26, 35 & 36
Eureka County, Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No	BLM Date	BLM No.
EP 1	Lode			Eureka					871262
EP 2	Lode			Eureka					871263
EP 3	Lode			Eureka					871264
EP 4	Lode			Eureka					871265
EP 5	Lode			Eureka					871266
EP 6	Lode			Eureka					871267
EP 7	Lode			Eureka					871268
EP 8	Lode			Eureka					871269
EP 9	Lode			Eureka					871270
EP 10	Lode			Eureka					871271
EP 25	Lode			Eureka					871272
EP 26	Lode			Eureka					871273
EP 27	Lode			Eureka					871274
EP 28	Lode			Eureka					871275
EP 29	Lode			Eureka					871276
EP 30	Lode			Eureka					871277
EP 31	Lode			Eureka					871278
EP 32	Lode			Eureka					871279
EP 41	Lode			Eureka					871280
EP 42	Lode			Eureka					871281
EP 43	Lode			Eureka					871282
EP 44	Lode			Eureka					871283
EP 45	Lode			Eureka					871284
EP 46	Lode			Eureka					871285

Exhibit A
Description of Property
Located in Township 17 North, Range 52 East, MDB&M - Sections 7,8,13,17 & 18
Eureka County, Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
JAG 3	Lode			Eureka					881990
JAG 4	Lode			Eureka					881991
JAG 5	Lode			Eureka					881992
JAG 6	Lode			Eureka					881993
JAG 7	Lode			Eureka					881994
JAG 8	Lode			Eureka					881995
JAG 9	Lode			Eureka					881996
JAG 10	Lode			Eureka					881997
JAG 11	Lode			Eureka					881998
JAG 15	Lode			Eureka					881999
JAG 16	Lode			Eureka					882000
JAG 17	Lode			Eureka					882001
JAG 18	Lode			Eureka					882002
JAG 19	Lode			Eureka					882003
JAG 20	Lode			Eureka					882004
JAG 21	Lode			Eureka					882005
JAG 22	Lode			Eureka					882006
JAG 23	Lode			Eureka					882007
JAG 28	Lode			Eureka					882008
JAG 29	Lode			Eureka					882009
JAG 30	Lode			Eureka					882010
JAG 31	Lode			Eureka					882011
JAG 32	Lode			Eureka					882012
JAG 33	Lode			Eureka					882013
JAG 34	Lode			Eureka					882014
JAG 35	Lode			Eureka					882015
JAG 36	Lode			Eureka					882016
JAG 37	Lode			Eureka					882017
JAG 38	Lode			Eureka					882018
JAG 45	Lode			Eureka					882019
JAG 46	Lode			Eureka					882020
JAG 47	Lode			Eureka					882021
JAG 48	Lode			Eureka					882022
JAG 49	Lode			Eureka					882023
JAG 50	Lode			Eureka					882024
JAG 51	Lode			Eureka					882025
JAG 52	Lode			Eureka					882026
JAG 53	Lode			Eureka					882027

JAG 54	Lode	Eureka	882028
JAG 55	Lode	Eureka	882029
JAG 69	Lode	Eureka	882030
JAG 70	Lode	Eureka	882031
JAG 71	Lode	Eureka	882032
JAG 72	Lode	Eureka	882033

Exhibit A
Description of Property
NR CLAIMS - Kobeh Property

Located in Township 21 North, Range 52 East, MDB&M, Sections 28,29,32 & 33

Eureka County, Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
NR 1	Lode			Eureka					871523
NR 2	Lode			Eureka					871524
NR 3	Lode			Eureka					871525
NR 4	Lode			Eureka					871526
NR 5	Lode			Eureka					871527
NR 6	Lode			Eureka					871528
NR 7	Lode			Eureka					871529
NR 8	Lode			Eureka					871530
NR 9	Lode			Eureka					871531
NR 10	Lode			Eureka					871532
NR 11	Lode			Eureka					871533
NR 12	Lode			Eureka					871534
NR 13	Lode			Eureka					871535
NR 14	Lode			Eureka					871536
NR 15	Lode			Eureka					871537
NR 16	Lode			Eureka					871538
NR 17	Lode			Eureka					871539
NR 18	Lode			Eureka					871540

Exhibit A
Description of Property
Treasure Hill & NT Claims- 141 Claims Total
Owner: Great American Minerals Inc.

Located in Township 15 North, Range 58 East, MDB&M, Sections 6, 7, 18 & 19
Township 16 North, Range 57 East, MDB&M, Sections 12, 13 & 24
Township 16 North, Range 58 East, MDB&M, Sections 6, 7, 18 - 20 & 30
White Pine County, Nevada

Claim Name	Claim Type	Location Date	Record Date	Book	Page	Instrument No.	BLM Date	BLM No.
Treasure 1	Lode							882041
Treasure 2	Lode							882042
Treasure 3	Lode							882043
Treasure 4	Lode							882044
Treasure 5	Lode							882045
Treasure 6	Lode							882046
Treasure 7	Lode							882047
Treasure 8	Lode							882048
Treasure 9	Lode							882049
Treasure 10	Lode							882050
Treasure 11	Lode							882051
Treasure 12	Lode							882052
Treasure 13	Lode							882053
Treasure 14	Lode							882054
Treasure 15	Lode							882055
Treasure 16	Lode							882056
Treasure 17	Lode							882057
Treasure 18	Lode							882058
Treasure 19	Lode							882059
Treasure 20	Lode							882060
Treasure 21	Lode							882061
Treasure 22	Lode							882062
Treasure 23	Lode							882063
Treasure 24	Lode							882064
Treasure 25	Lode							882065
Treasure 26	Lode							882066
Treasure 27	Lode							882067
Treasure 28	Lode							882068
Treasure 29	Lode							882069
Treasure 30	Lode							882070
Treasure 31	Lode							882071
Treasure 32	Lode							882072
Treasure 33	Lode							882073

Treasure 34	Lode							882074
Treasure 35	Lode							882075
Treasure 36	Lode							882076
Treasure 37	Lode							882077
Treasure 38	Lode							882078
Treasure 39	Lode							882079
Treasure 40	Lode							882080
Treasure 41	Lode							882081
Treasure 42	Lode							882082
Treasure 43	Lode							882083
Treasure 44	Lode							882084
Treasure 45	Lode							882085
Treasure 46	Lode							882086
Treasure 47	Lode							882087
Treasure 48	Lode							882088
Treasure 49	Lode							882089
Treasure 50	Lode							882090
Treasure 51	Lode							882091
Treasure 52	Lode							882092
Treasure 53	Lode							882093
Treasure 54	Lode							882094
Treasure 55	Lode							882095
Treasure 56	Lode							882096
Treasure 57	Lode							882097
Treasure 58	Lode							882098
Treasure 59	Lode							882099
Treasure 60	Lode							882100
Treasure 61	Lode							882101
Treasure 62	Lode							882102
Treasure 63	Lode							882103
Treasure 64	Lode							882104
Treasure 65	Lode							882105
Treasure 66	Lode							882106
Treasure 100	Lode							882107
Treasure 101	Lode							882108
Treasure 102	Lode	10/24/2007	11/1/2007	490	488	339771	11/1/2007	967359
Treasure 103	Lode							882110
Treasure 104	Lode	10/24/2007	11/1/2007	490	489	339772	11/1/2007	967308
Treasure 105	Lode							882112
Treasure 106	Lode							882113
Treasure 107	Lode							882114
Treasure 108	Lode							882115
Treasure 109	Lode							882116
Treasure 110	Lode							882117
Treasure 111	Lode							882118
Treasure 112	Lode							882119
Treasure 113	Lode							882120

Treasure 114	Lode							882121
Treasure 115	Lode							882122
Treasure 116	Lode							882123
Treasure 117	Lode							882124
Treasure 118	Lode							882125
Treasure 119	Lode							882126
Treasure 120	Lode							882127
Treasure 121	Lode							882128
Treasure 122	Lode							882129
Treasure 123	Lode							882130
Treasure 124	Lode							882131
Treasure 125	Lode							882132
NT 1	Lode	10/24/2007	11/1/2007	490	459	339741	11/1/2007	967279
NT 2	Lode	10/24/2007	11/1/2007	490	460	339742	11/1/2007	967280
NT 3	Lode	10/24/2007	11/1/2007	490	461	339743	11/1/2007	967281
NT 4	Lode	10/24/2007	11/1/2007	490	462	339744	11/1/2007	967282
NT 5	Lode	10/24/2007	11/1/2007	490	463	339745	11/1/2007	967283
NT 6	Lode	10/24/2007	11/1/2007	490	464	339746	11/1/2007	967284
NT 7	Lode	10/24/2007	11/1/2007	490	465	339747	11/1/2007	967285
NT 8	Lode	10/24/2007	11/1/2007	490	466	339748	11/1/2007	967286
NT 9	Lode	10/24/2007	11/1/2007	490	467	339749	11/1/2007	967287
NT 10	Lode	10/24/2007	11/1/2007	490	468	339750	11/1/2007	967288
NT 11	Lode	10/24/2007	11/1/2007	490	469	339751	11/1/2007	967289
NT 12	Lode	10/24/2007	11/1/2007	490	470	339752	11/1/2007	967290
NT 13	Lode	10/24/2007	11/1/2007	490	471	339753	11/1/2007	967291
NT 14	Lode	10/24/2007	11/1/2007	490	472	339754	11/1/2007	967292
NT 15	Lode	10/24/2007	11/1/2007	490	473	339755	11/1/2007	967293
NT 16	Lode	10/24/2007	11/1/2007	490	474	339756	11/1/2007	967294
NT 17	Lode	10/24/2007	11/1/2007	490	475	339757	11/1/2007	967295
NT 18	Lode	10/24/2007	11/1/2007	490	476	339758	11/1/2007	967296
NT 19	Lode	10/24/2007	11/1/2007	490	477	339759	11/1/2007	967297
NT 20	Lode	10/24/2007	11/1/2007	490	478	339760	11/1/2007	967298
NT 21	Lode	10/24/2007	11/1/2007	490	479	339761	11/1/2007	967299
NT 22	Lode	10/24/2007	11/1/2007	490	480	339762	11/1/2007	967300
NT 23	Lode	10/24/2007	11/1/2007	490	481	339763	11/1/2007	967301
NT 24	Lode	10/24/2007	11/1/2007	490	482	339764	11/1/2007	967302
NT 25	Lode	10/24/2007	11/1/2007	490	483	339765	11/1/2007	967303
NT 26	Lode	10/24/2007	11/1/2007	490	484	339766	11/1/2007	967304
NT 27	Lode	10/24/2007	11/1/2007	490	485	339767	11/1/2007	967305
NT 28	Lode	10/24/2007	11/1/2007	490	486	339768	11/1/2007	967306
NT 29	Lode	10/24/2007	11/1/2007	490	487	339769	11/1/2007	967307

Monte Claims
Located in Township 16, Range 57 East, MDB&M, Sections 16,17,20,21,28 & 29
White Pine County Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
Monte #1	Lode			White Pine					875113
Monte #2	Lode			White Pine					875114
Monte #3	Lode			White Pine					875115
Monte #4	Lode			White Pine					875116
Monte #5	Lode			White Pine					875117
Monte #6	Lode			White Pine					875118
Monte #9	Lode			White Pine					875119
Monte #10	Lode			White Pine					875120
Monte #11	Lode			White Pine					875121
Monte #12	Lode			White Pine					875122
Monte #13	Lode			White Pine					875123
Monte #14	Lode			White Pine					875124
Monte #15	Lode			White Pine					875125
Monte #16	Lode			White Pine					875126
Monte #17	Lode			White Pine					875127
Monte #18	Lode			White Pine					875128
Monte #19	Lode			White Pine					875129
Monte #20	Lode			White Pine					875130
Monte #21	Lode			White Pine					875131
Monte #22	Lode			White Pine					875132
Monte #23	Lode			White Pine					875133
Monte #24	Lode			White Pine					875134
Monte #25	Lode			White Pine					875135
Monte #26	Lode			White Pine					875136
Monte #27	Lode			White Pine					875137
Monte #28	Lode			White Pine					875138
Monte #29	Lode			White Pine					875139
Monte #30	Lode			White Pine					875140
Monte #31	Lode			White Pine					875141
Monte #32	Lode			White Pine					875142
Monte #33	Lode			White Pine					875143
Monte #34	Lode			White Pine					875144

Monte #35	Lode	White Pine	875145
Monte #36	Lode	White Pine	875146
Monte #37	Lode	White Pine	875147
Monte #38	Lode	White Pine	875148
Monte #39	Lode	White Pine	875149
Monte #40	Lode	White Pine	875150
Monte #41	Lode	White Pine	875151
Monte #42	Lode	White Pine	875152
Monte #43	Lode	White Pine	875153
Monte #44	Lode	White Pine	875154
Monte #45	Lode	White Pine	875155
Monte #46	Lode	White Pine	875156
Monte #47	Lode	White Pine	875157
Monte #48	Lode	White Pine	875158
Monte #49	Lode	White Pine	875159
Monte #50	Lode	White Pine	875160
Monte #51	Lode	White Pine	875161

Exhibit A Part 1
Description of Property

Lease and Option to Purchase Agreement dated May 5, 2004, as amended, between Gale Peak Resources Group Inc., a Nevada corporation, as Owner of an undivided 2/3 interest, as Lessor and Great American Minerals Inc., a Nevada corporation as Lessee.

12 Unpatented Lode Mining Claims located in T31N, R43E, Section 30, Lander County Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
DF 4	Lode			Lander					692139
DF 6	Lode			Lander					692141
DF 8	Lode			Lander					692143
DF 10	Lode			Lander					692145
DF 12	Lode			Lander					692147
DF 21	Lode			Lander					692156
DF 23	Lode			Lander					692158
DF 25	Lode			Lander					692160
DF 27	Lode			Lander					692162
DF 28	Lode			Lander					692163
DF 29	Lode			Lander					692164
DF 30	Lode			Lander					692165

Exhibit A Part 2
Description of Property

84 Sadie Claims, 24 DF Owned by Great American Minerals Inc., a Nevada corporation
And 12 DF Claims 1/3 interest owned by Great American Minerals Inc.
120 Claims Total
Located in Township 30 North, Range 42 East, MDB&M, Section 1
Township 31 North, Range 42 East, MDB&M - Sections 19, 24, 25, 35 & 36
Township 31 North, Range 43 East, MDB&M - Sections 19 & 29 - 31
Township 30 North, Range 43 East, MDB&M, Sections 5 - 7

Lander County, Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
Sadie 23	Lode			Lander					857621
Sadie 24	Lode			Lander					857622
Sadie 25	Lode			Lander					857623
Sadie 26	Lode			Lander					857624
Sadie 27	Lode			Lander					857625
Sadie 28	Lode			Lander					857626
Sadie 29	Lode			Lander					857627
Sadie 30	Lode			Lander					857628
Sadie 31	Lode			Lander					857629
Sadie 32	Lode			Lander					857630

Sadie 33	Lode	Lander	857631
Sadie 34	Lode	Lander	857632
Sadie 35	Lode	Lander	857633
Sadie 36	Lode	Lander	857634
Sadie 41	Lode	Lander	857635
Sadie 42	Lode	Lander	857636
Sadie 43	Lode	Lander	857637
Sadie 44	Lode	Lander	857638
Sadie 45	Lode	Lander	857639
Sadie 46	Lode	Lander	857640
Sadie 47	Lode	Lander	857641
Sadie 48	Lode	Lander	857642
Sadie 49	Lode	Lander	857643
Sadie 50	Lode	Lander	857644
Sadie 51	Lode	Lander	857645
Sadie 52	Lode	Lander	857646
Sadie 53	Lode	Lander	857647
Sadie 54	Lode	Lander	857648
Sadie 55	Lode	Lander	870846
Sadie 56	Lode	Lander	870847
Sadie 57	Lode	Lander	870848
Sadie 58	Lode	Lander	870849
Sadie 59	Lode	Lander	870850
Sadie 60	Lode	Lander	870851
Sadie 61	Lode	Lander	870852
Sadie 62	Lode	Lander	870853
Sadie 63	Lode	Lander	863351
Sadie 64	Lode	Lander	863352
Sadie 65	Lode	Lander	863353
Sadie 66	Lode	Lander	863354
Sadie 67	Lode	Lander	863355
Sadie 68	Lode	Lander	863356
Sadie 69	Lode	Lander	863357
Sadie 70	Lode	Lander	863358
Sadie 71	Lode	Lander	863359
Sadie 72	Lode	Lander	863360
Sadie 100	Lode	Lander	866517
Sadie 101	Lode	Lander	866518
Sadie 102	Lode	Lander	866519
Sadie 103	Lode	Lander	866520
Sadie 104	Lode	Lander	866521
Sadie 105	Lode	Lander	866522
Sadie 106	Lode	Lander	866523
Sadie 107	Lode	Lander	866524
Sadie 108	Lode	Lander	866525
Sadie 109	Lode	Lander	866526

Sadie 110	Lode	Lander	866527
Sadie 111	Lode	Lander	866528
Sadie 112	Lode	Lander	866529
Sadie 113	Lode	Lander	866530
Sadie 114	Lode	Lander	866531
Sadie 115	Lode	Lander	866532
Sadie 116	Lode	Lander	866533
Sadie 117	Lode	Lander	866534
Sadie 118	Lode	Lander	866535
Sadie 119	Lode	Lander	866536
Sadie 120	Lode	Lander	866537
Sadie 121	Lode	Lander	866538
Sadie 122	Lode	Lander	866539
Sadie 123	Lode	Lander	866540
Sadie 124	Lode	Lander	866541
Sadie 125	Lode	Lander	866542
Sadie 126	Lode	Lander	866543
Sadie 127	Lode	Lander	866544
Sadie 128	Lode	Lander	866545
Sadie 129	Lode	Lander	866546
Sadie 130	Lode	Lander	866547
Sadie 131	Lode	Lander	866548
Sadie 132	Lode	Lander	866549
Sadie 133	Lode	Lander	866550
Sadie 134	Lode	Lander	866551
Sadie 135	Lode	Lander	866552
Sadie 136	Lode	Lander	870854
Sadie 137	Lode	Lander	870855

DF 1	Lode	Lander	845304
DF 2	Lode	Lander	845305
DF 3	Lode	Lander	845306
DF 5	Lode	Lander	845307
DF 7	Lode	Lander	845308
DF 9	Lode	Lander	845309
DF 11	Lode	Lander	845310
DF 13	Lode	Lander	845311
DF 14	Lode	Lander	845312
DF 15	Lode	Lander	845313
DF 16	Lode	Lander	845314
DF 17	Lode	Lander	845315
DF 18	Lode	Lander	845316
DF 19	Lode	Lander	845317
DF 20	Lode	Lander	845318
DF 22	Lode	Lander	845319

DF 24	Lode	Lander	845320
DF 26	Lode	Lander	845321
DF 31	Lode	Lander	845322
DF 32	Lode	Lander	845323
DF 33	Lode	Lander	845324
DF 34	Lode	Lander	845325
DF 35	Lode	Lander	845326
DF 36	Lode	Lander	845327

Undivided 1/3 Interest owned by Great American Minerals Inc., a Nevada corporation

DF 4	Lode	Lander	692139
DF 6	Lode	Lander	692141
DF 8	Lode	Lander	692143
DF 10	Lode	Lander	692145
DF 12	Lode	Lander	692147
DF 21	Lode	Lander	692156
DF 23	Lode	Lander	692158
DF 25	Lode	Lander	692160
DF 27	Lode	Lander	692162
DF 28	Lode	Lander	692163
DF 29	Lode	Lander	692164
DF 30	Lode	Lander	692165

Exhibit A
Description of Property
UNR & UNR-GAP Claims - 231 Claims
Located in Township 23 North, Range 48 East, MDB&M, Secs. 2-4, 9-11,15,16, 21-23
Township 24 North, 48 East, MDB&M, Sections 3, 10, 15, 27, 28 & 33-35

EUREKA COUNTY, NEVADA

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
UNR 1	Lode			Eureka					861835
UNR 2	Lode			Eureka					861836
UNR 3	Lode			Eureka					861837
UNR 4	Lode			Eureka					861838
UNR 5	Lode			Eureka					861839
UNR 6	Lode			Eureka					861840
UNR 7	Lode			Eureka					861841
UNR 8	Lode			Eureka					861842
UNR 9	Lode			Eureka					858729
UNR 10	Lode			Eureka					858730
UNR 11	Lode			Eureka					858731
UNR 12	Lode			Eureka					858732
UNR 13	Lode			Eureka					858733
UNR 14	Lode			Eureka					858734
UNR 15	Lode			Eureka					858735
UNR 16	Lode			Eureka					858736
UNR 17	Lode			Eureka					858737
UNR 18	Lode			Eureka					858738
UNR 19	Lode			Eureka					858739
UNR 20	Lode			Eureka					858740
UNR 21	Lode			Eureka					858741
UNR 22	Lode			Eureka					858742
UNR 23	Lode			Eureka					861843
UNR 24	Lode			Eureka					861844
UNR 25	Lode			Eureka					861845
UNR 26	Lode			Eureka					861846
UNR 27	Lode			Eureka					861847
UNR 28	Lode			Eureka					861848
UNR 29	Lode			Eureka					861849
UNR 30	Lode			Eureka					861850
UNR 31	Lode			Eureka					861851
UNR 32	Lode			Eureka					861852
UNR 33	Lode			Eureka					861853
UNR 34	Lode			Eureka					861854
UNR 35	Lode			Eureka					861855
UNR 36	Lode			Eureka					861856

UNR 37	Lode	Eureka	861857
UNR 38	Lode	Eureka	861858
UNR 39	Lode	Eureka	861859
UNR 40	Lode	Eureka	861860
UNR 41	Lode	Eureka	861861
UNR 42	Lode	Eureka	861862
UNR 43	Lode	Eureka	861863
UNR 44	Lode	Eureka	861864
UNR 45	Lode	Eureka	861865
UNR 46	Lode	Eureka	861866
UNR 47	Lode	Eureka	861867
UNR 48	Lode	Eureka	861868
UNR 19	Lode	Eureka	875010
UNR 20	Lode	Eureka	875011
UNR 21	Lode	Eureka	875012
UNR 22	Lode	Eureka	875013
UNR 73	Lode	Eureka	875014
UNR 74	Lode	Eureka	875015
UNR 75	Lode	Eureka	875016
UNR 76	Lode	Eureka	875017
UNR 77	Lode	Eureka	875018
UNR 78	Lode	Eureka	875019
UNR 79	Lode	Eureka	875020
UNR 80	Lode	Eureka	875021
UNR 81	Lode	Eureka	875022
UNR 82	Lode	Eureka	875023
UNR 83	Lode	Eureka	875024
UNR 84	Lode	Eureka	875025
UNR 85	Lode	Eureka	875026
UNR 86	Lode	Eureka	875027
UNR 87	Lode	Eureka	875028
UNR 88	Lode	Eureka	875029
UNR 89	Lode	Eureka	875030
UNR 90	Lode	Eureka	875031
UNR 91	Lode	Eureka	875032
UNR 92	Lode	Eureka	875033
UNR 93	Lode	Eureka	875034
UNR 94	Lode	Eureka	875035
UNR 95	Lode	Eureka	875036
UNR 96	Lode	Eureka	875037
UNR 97	Lode	Eureka	875038
UNR 98	Lode	Eureka	875039
UNR 99	Lode	Eureka	875040
UNR 100	Lode	Eureka	875041
UNR 101	Lode	Eureka	875042
UNR 102	Lode	Eureka	875043
UNR 103	Lode	Eureka	875044

UNR 104	Lode	Eureka	875045
UNR 105	Lode	Eureka	875046
UNR 106	Lode	Eureka	875047
UNR 107	Lode	Eureka	875048
UNR 108	Lode	Eureka	875049
UNR 109	Lode	Eureka	875050
UNR 110	Lode	Eureka	875051
UNR 111	Lode	Eureka	875052
UNR 112	Lode	Eureka	875053
UNR 113	Lode	Eureka	875054
UNR 114	Lode	Eureka	875055
UNR 115	Lode	Eureka	875056
UNR 116	Lode	Eureka	875057
UNR 117	Lode	Eureka	875058
UNR 118	Lode	Eureka	875059
UNR 119	Lode	Eureka	875060
UNR 120	Lode	Eureka	875061
UNR 121	Lode	Eureka	875062
UNR 122	Lode	Eureka	875063
UNR 123	Lode	Eureka	875064
UNR 124	Lode	Eureka	875065
UNR 125	Lode	Eureka	875066
UNR 126	Lode	Eureka	875067
UNR 127	Lode	Eureka	875068
UNR 128	Lode	Eureka	875069
UNR 129	Lode	Eureka	875070
UNR 130	Lode	Eureka	875071
UNR 131	Lode	Eureka	875072
UNR 132	Lode	Eureka	875073
UNR 133	Lode	Eureka	875074
UNR 134	Lode	Eureka	875075
UNR 135	Lode	Eureka	875076
UNR 136	Lode	Eureka	875077
UNR 137	Lode	Eureka	875078
UNR 138	Lode	Eureka	875079
UNR 139	Lode	Eureka	875080
UNR 140	Lode	Eureka	875081
UNR 141	Lode	Eureka	875082
UNR 142	Lode	Eureka	875083
UNR 143	Lode	Eureka	875084
UNR 144	Lode	Eureka	875085
UNR 145	Lode	Eureka	875086
UNR 146	Lode	Eureka	875087
UNR 147	Lode	Eureka	875088
UNR 148	Lode	Eureka	875089
UNR 149	Lode	Eureka	875090
UNR 150	Lode	Eureka	875091

UNR 151	Lode	Eureka	875092
UNR 152	Lode	Eureka	875093
UNR 153	Lode	Eureka	875094
UNR 154	Lode	Eureka	875095
UNR 155	Lode	Eureka	875096
UNR 156	Lode	Eureka	875097
UNR 157	Lode	Eureka	875098
UNR 158	Lode	Eureka	875099
UNR 159	Lode	Eureka	875100
UNR 160	Lode	Eureka	875101
UNR 161	Lode	Eureka	875102
UNR 172	Lode	Eureka	875103
UNR 173	Lode	Eureka	875104
UNR 174	Lode	Eureka	875105
UNR 175	Lode	Eureka	875106
UNR 176	Lode	Eureka	875107
UNR 177	Lode	Eureka	875108
UNR 178	Lode	Eureka	875109
UNR 179	Lode	Eureka	875110
UNR 180	Lode	Eureka	875111
UNR 181	Lode	Eureka	875112
UNR 196	Lode	Eureka	875539
UNR 197	Lode	Eureka	875540
UNR 198	Lode	Eureka	875541
UNR 199	Lode	Eureka	875542
UNR 200	Lode	Eureka	875543
UNR 201	Lode	Eureka	875544
UNR 202	Lode	Eureka	875545
UNR 203	Lode	Eureka	875546
UNR 216	Lode	Eureka	875547
UNR 217	Lode	Eureka	875548
UNR 218	Lode	Eureka	875549
UNR 219	Lode	Eureka	875550
UNR 220	Lode	Eureka	875551
UNR 221	Lode	Eureka	875552
UNR 222	Lode	Eureka	875553
UNR 223	Lode	Eureka	875554
UNR 236	Lode	Eureka	875555
UNR 237	Lode	Eureka	875556
UNR 238	Lode	Eureka	875557
UNR 239	Lode	Eureka	875558
UNR 240	Lode	Eureka	875559
UNR 241	Lode	Eureka	875560
UNR 242	Lode	Eureka	875561
UNR 243	Lode	Eureka	875562
UNR 245	Lode	Eureka	875563

UNR 247	Lode	Eureka	875564
UNR 249	Lode	Eureka	875565
UNR 256	Lode	Eureka	875566
UNR 257	Lode	Eureka	875567
UNR 258	Lode	Eureka	875568
UNR 259	Lode	Eureka	875569
UNR 260	Lode	Eureka	875570
UNR 261	Lode	Eureka	875571
UNR 262	Lode	Eureka	875572
UNR 263	Lode	Eureka	875573
UNR 264	Lode	Eureka	875574
UNR-GAP 1	Lode	Eureka	872221
UNR-GAP 2	Lode	Eureka	872222
UNR-GAP 3	Lode	Eureka	872223
UNR-GAP 4	Lode	Eureka	872224
UNR-GAP 5	Lode	Eureka	872225
UNR-GAP 6	Lode	Eureka	872226
UNR-GAP 7	Lode	Eureka	872227
UNR-GAP 8	Lode	Eureka	872228
UNR-GAP 9	Lode	Eureka	872229
UNR-GAP 10	Lode	Eureka	872230
UNR-GAP 11	Lode	Eureka	872231
UNR-GAP 12	Lode	Eureka	872232
UNR-GAP 13	Lode	Eureka	872233
UNR-GAP 14	Lode	Eureka	872234
UNR-GAP 15	Lode	Eureka	872235
UNR-GAP 16	Lode	Eureka	872236
UNR-GAP 17	Lode	Eureka	872237
UNR-GAP 18	Lode	Eureka	872238
UNR-GAP 19	Lode	Eureka	872239
UNR-GAP 20	Lode	Eureka	872240
UNR-GAP 21	Lode	Eureka	872241
UNR-GAP 22	Lode	Eureka	872242
UNR-GAP 23	Lode	Eureka	872243
UNR-GAP 24	Lode	Eureka	872244
UNR-GAP 25	Lode	Eureka	872245
UNR-GAP 26	Lode	Eureka	872246
UNR-GAP 27	Lode	Eureka	872247
UNR-GAP 28	Lode	Eureka	872248
UNR-GAP 29	Lode	Eureka	872249
UNR-GAP 30	Lode	Eureka	872250
UNR-GAP 31	Lode	Eureka	875142
UNR-GAP 32	Lode	Eureka	875143
UNR-GAP 33	Lode	Eureka	875144
UNR-GAP 34	Lode	Eureka	875145
UNR-GAP 35	Lode	Eureka	875146

UNR-GAP 36	Lode	Eureka	875147
UNR-GAP 37	Lode	Eureka	875148
UNR-GAP 38	Lode	Eureka	875149
UNR-GAP 39	Lode	Eureka	875150
UNR-GAP 40	Lode	Eureka	875151
UNR-GAP 41	Lode	Eureka	875152
UNR-GAP 42	Lode	Eureka	875153
UNR-GAP 43	Lode	Eureka	875154
UNR-GAP 44	Lode	Eureka	875155

Exhibit A
Description of Property
SSV Claims, Trail Property

Located in Township 18 North, Range 53 East, MDB&M, Sections 4 & 9 - 30 Claims

Eureka County, Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
SSV 74	Lode			Eureka					858049
SSV 75	Lode			Eureka					858050
SSV 76	Lode			Eureka					858051
SSV 77	Lode			Eureka					858052
SSV 78	Lode			Eureka					858053
SSV 79	Lode			Eureka					858054
SSV 80	Lode			Eureka					858055
SSV 81	Lode			Eureka					858056
SSV 82	Lode			Eureka					858057
SSV 83	Lode			Eureka					858058
SSV 110	Lode			Eureka					858059
SSV 111	Lode			Eureka					858060
SSV 112	Lode			Eureka					858061
SSV 113	Lode			Eureka					858062
SSV 114	Lode			Eureka					858063
SSV 115	Lode			Eureka					858064
SSV 116	Lode			Eureka					858065
SSV 117	Lode			Eureka					858066
SSV 118	Lode			Eureka					858067
SSV 119	Lode			Eureka					858068
SSV 155	Lode			Eureka					858069
SSV 156	Lode			Eureka					858070
SSV 157	Lode			Eureka					858071
SSV 158	Lode			Eureka					858072
SSV 159	Lode			Eureka					858073
SSV 160	Lode			Eureka					858074
SSV 161	Lode			Eureka					858075
SSV 162	Lode			Eureka					858076
SSV 163	Lode			Eureka					858077
SSV 164	Lode			Eureka					858078

Exhibit A
Description of Property
HWY Claims

Located in Township 20 North, Range 52 East, MDB&M - Sections 14,15, 22 & 23

Eureka County, Nevada

Claim Name	Claim Type	Location Date	Recorded Date	County	Book	Page	Instru. No.	BLM Date	BLM No.
HWY 1	Lode	10/3/2007	12/31/2007	Eureka	468	196	211481	1/4/2008	976064
HWY 2	Lode	10/3/2007	12/31/2007	Eureka	468	197	211482	1/4/2008	976065
HWY 3	Lode	10/3/2007	12/31/2007	Eureka	468	198	211483	1/4/2008	976066
HWY 4	Lode	10/3/2007	12/31/2007	Eureka	468	199	211484	1/4/2008	976067
HWY 5	Lode	10/3/2007	12/31/2007	Eureka	468	200	211485	1/4/2008	976068
HWY 6	Lode	10/3/2007	12/31/2007	Eureka	468	201	211486	1/4/2008	976069
HWY 7	Lode	10/3/2007	12/31/2007	Eureka	468	202	211487	1/4/2008	976070
HWY 8	Lode	10/3/2007	12/31/2007	Eureka	468	203	211488	1/4/2008	976071
HWY 9	Lode	10/3/2007	12/31/2007	Eureka	468	204	211489	1/4/2008	976072
HWY 10	Lode	10/3/2007	12/31/2007	Eureka	468	205	211490	1/4/2008	976073
HWY 11	Lode	10/3/2007	12/31/2007	Eureka	468	206	211491	1/4/2008	976074
HWY 13	Lode	10/3/2007	12/31/2007	Eureka	468	207	211492	1/4/2008	976075
HWY 17	Lode	10/3/2007	12/31/2007	Eureka	468	208	211493	1/4/2008	976076
HWY 19	Lode	10/3/2007	12/31/2007	Eureka	468	209	211494	1/4/2008	976077
HWY 21	Lode	10/3/2007	12/31/2007	Eureka	468	210	211495	1/4/2008	976078
HWY 23	Lode	10/3/2007	12/31/2007	Eureka	468	211	211496	1/4/2008	976079
HWY 24	Lode	10/3/2007	12/31/2007	Eureka	468	212	211497	1/4/2008	976080
HWY 25	Lode	10/3/2007	12/31/2007	Eureka	468	213	211498	1/4/2008	976081
HWY 26	Lode	10/3/2007	12/31/2007	Eureka	468	214	211499	1/4/2008	976082
HWY 27	Lode	10/3/2007	12/31/2007	Eureka	468	215	211500	1/4/2008	976083

Exhibit A Part 1

Description of Property

Mining Lease with Option to Purchase dated January 5, 1998, as amended, between Mark Milner, Daniel Milner and Stephen R. Crossland as Lessors and Great American Minerals Inc., successor in interest of Golden Phoenix Minerals Inc., as Lessee

Stephen Crossland etal, Owner: 10 claims total
Great American Minerals Inc., Lessee

Located in Township 47 North, Range 15 East, MDB&M, Sections 1 & 2
Township 47 North, Range 16 East, MDB&M, Sections 6 & 7
Modoc County, California

Claim Name	Claim Type	Location Date	Recorded Date	Book	Page	Instrument No.	BLM Date	BLM No.
Klondike Fraction				445	168			274724
Stone				445	170			274725
Ruby Fraction				445	172			274726
Ruby Too Fraction				445	174			274727
Cirrus #1				445	176			274728
Cirrus #2				445	178			274729
Cirrus #3				445	180			274730
Cirrus #4				445	182			274731
Cirrus #5				445	184			274732
Cirrus #6				445	186			274733

Exhibit A Part 2

Description of Property

Great American Minerals Inc., Owner

Located in Township 47 North, Range 15 East, MDB&M, Sections 1, 11 & 12
Township 47 North, Range 16 East, MDB&M, Sections 6 & 7
Township 48 North, Range 15 East, MDB&M, Section 36
Township 48 North, Range 16 East, MDB&M, Section 31
Modoc County, California

Claim Name	Claim Type	Location Date	Recorded Date	Book	Page	Instrument No.	BLM Date	BLM No.
AUR 4	Lode							278192
AUR 12	Lode							279193
AUR 14	Lode							281128
AUR 59	Lode							281129
AUR 65	Lode							281130
AUR 66	Lode							281131

DOC 6	Lode							281132
DOC 11	Lode							281133
DOC 12	Lode							281134
DOC 13	Lode							281135
DOC 23	Lode							281136
DOC 29	Lode							281137
DOC 33	Lode							276826
DOC 34	Lode							281138
DOC 35	Lode							276828
DOC 36	Lode							276829
DOC 39	Lode							281139
DOC 41	Lode							281140
DOC 43	Lode							281141
DOC 44	Lode							281142
DOC 46	Lode							281143
DOC 54	Lode							281144
DOC 55	Lode							276846
DOC 56	Lode							276847
DOC 57	Lode							276848
DOC 58	Lode							276849
DOC 59	Lode							276850
DOC 61	Lode							276852
DOC 65	Lode							276856
DOC 66	Lode							276857
DMR 2	Lode							278201

OC CLAIMS - 119 Claims
Located in Township 47 North, Range 15 East, MDB&M, Sections 1, 2, 11-14
Township 47 North, Range 16 East, MDB&M Sections 6 & 7
Township 48 North, Range 16 East, MDB&M, Sections 31
Modoc County, California

Claim Name	Claim Type	Location Date	Recorded Date	Book	Page	Instrument Number	BLM Date	BLM No.
OC 1	Lode	10/5/2007	12/28/2007			2007-5147	12/28/2007	291231
OC 2	Lode	10/5/2007	12/28/2007			2007-5148	12/28/2007	291232
OC 3	Lode	10/5/2007	12/28/2007			2007-5149	12/28/2007	291233
OC 4	Lode	10/5/2007	12/28/2007			2007-5150	12/28/2007	291234
OC 5	Lode	10/5/2007	12/28/2007			2007-5151	12/28/2007	291235
OC 6	Lode	10/5/2007	12/28/2007			2007-5152	12/28/2007	291236
OC 7	Lode	10/5/2007	12/28/2007			2007-5153	12/28/2007	291237
OC 8	Lode	10/5/2007	12/28/2007			2007-5154	12/28/2007	291238
OC 9	Lode	10/5/2007	12/28/2007			2007-5155	12/28/2007	291239
OC 10	Lode	10/5/2007	12/28/2007			2007-5156	12/28/2007	291240

OC 11	Lode	10/5/2007	12/28/2007	2007-5157	12/28/2007	291241
OC 12	Lode	10/5/2007	12/28/2007	2007-5158	12/28/2007	291242
OC 13	Lode	10/5/2007	12/28/2007	2007-5159	12/28/2007	291243
OC 14	Lode	10/5/2007	12/28/2007	2007-5160	12/28/2007	291244
OC 15	Lode	10/5/2007	12/28/2007	2007-5161	12/28/2007	291245
OC 16	Lode	10/5/2007	12/28/2007	2007-5162	12/28/2007	291246
OC 17	Lode	10/5/2007	12/28/2007	2007-5163	12/28/2007	291247
OC 18	Lode	10/5/2007	12/28/2007	2007-5164	12/28/2007	291248
OC 19	Lode	10/5/2007	12/28/2007	2007-5165	12/28/2007	291249
OC 20	Lode	10/5/2007	12/28/2007	2007-5166	12/28/2007	291250
OC 21	Lode	10/7/2007	12/28/2007	2007-5167	12/28/2007	291251
OC 22	Lode	10/7/2007	12/28/2007	2007-5168	12/28/2007	291252
OC 23	Lode	10/7/2007	12/28/2007	2007-5169	12/28/2007	291253
OC 24	Lode	10/7/2007	12/28/2007	2007-5170	12/28/2007	291254
OC 25	Lode	10/7/2007	12/28/2007	2007-5171	12/28/2007	291255
OC 26	Lode	10/7/2007	12/28/2007	2007-5172	12/28/2007	291256
OC 27	Lode	10/7/2007	12/28/2007	2007-5173	12/28/2007	291257
OC 28	Lode	10/7/2007	12/28/2007	2007-5174	12/28/2007	291258
OC 29	Lode	10/7/2007	12/28/2007	2007-5175	12/28/2007	291259
OC 30	Lode	10/8/2007	12/28/2007	2007-5176	12/28/2007	291260
OC 31	Lode	10/8/2007	12/28/2007	2007-5177	12/28/2007	291261
OC 32	Lode	10/8/2007	12/28/2007	2007-5178	12/28/2007	291262
OC 33	Lode	10/8/2007	12/28/2007	2007-5179	12/28/2007	291263
OC 34	Lode	10/8/2007	12/28/2007	2007-5180	12/28/2007	291264
OC 35	Lode	10/8/2007	12/28/2007	2007-5181	12/28/2007	291265
OC 36	Lode	10/5/2007	12/28/2007	2007-5182	12/28/2007	291266
OC 37	Lode	10/5/2007	12/28/2007	2007-5183	12/28/2007	291267
OC 38	Lode	10/5/2007	12/28/2007	2007-5184	12/28/2007	291268
OC 39	Lode	10/5/2007	12/28/2007	2007-5185	12/28/2007	291269
OC 40	Lode	10/5/2007	12/28/2007	2007-5186	12/28/2007	291270
OC 41	Lode	10/5/2007	12/28/2007	2007-5187	12/28/2007	291271
OC 42	Lode	10/5/2007	12/28/2007	2007-5188	12/28/2007	291272
OC 43	Lode	10/5/2007	12/28/2007	2007-5189	12/28/2007	291273
OC 44	Lode	10/5/2007	12/28/2007	2007-5190	12/28/2007	291274
OC 45	Lode	10/5/2007	12/28/2007	2007-5191	12/28/2007	291275
OC 46	Lode	10/6/2007	12/28/2007	2007-5192	12/28/2007	291276
OC 47	Lode	10/6/2007	12/28/2007	2007-5193	12/28/2007	291277
OC 48	Lode	10/6/2007	12/28/2007	2007-5194	12/28/2007	291278
OC 49	Lode	10/6/2007	12/28/2007	2007-5195	12/28/2007	291279
OC 50	Lode	10/6/2007	12/28/2007	2007-5196	12/28/2007	291280
OC 51	Lode	10/6/2007	12/28/2007	2007-5197	12/28/2007	291281
OC 52	Lode	10/6/2007	12/28/2007	2007-5198	12/28/2007	291282
OC 53	Lode	10/6/2007	12/28/2007	2007-5199	12/28/2007	291283
OC 54	Lode	10/6/2007	12/28/2007	2007-5200	12/28/2007	291284
OC 55	Lode	10/6/2007	12/28/2007	2007-5201	12/28/2007	291285
OC 56	Lode	10/6/2007	12/28/2007	2007-5202	12/28/2007	291286

OC 57	Lode	10/6/2007	12/28/2007	2007-5203	12/28/2007	291287
OC 58	Lode	10/6/2007	12/28/2007	2007-5204	12/28/2007	291288
OC 59	Lode	10/6/2007	12/28/2007	2007-5205	12/28/2007	291289
OC 60	Lode	10/6/2007	12/28/2007	2007-5206	12/28/2007	291290
OC 61	Lode	10/6/2007	12/28/2007	2007-5207	12/28/2007	291291
OC 62	Lode	10/6/2007	12/28/2007	2007-5208	12/28/2007	291292
OC 63	Lode	10/6/2007	12/28/2007	2007-5209	12/28/2007	291293
OC 64	Lode	10/6/2007	12/28/2007	2007-5210	12/28/2007	291294
OC 65	Lode	10/6/2007	12/28/2007	2007-5211	12/28/2007	291295
OC 66	Lode	10/6/2007	12/28/2007	2007-5212	12/28/2007	291296
OC 67	Lode	10/6/2007	12/28/2007	2007-5213	12/28/2007	291297
OC 68	Lode	10/9/2007	12/28/2007	2007-5214	12/28/2007	291298
OC 69	Lode	10/9/2007	12/28/2007	2007-5215	12/28/2007	291299
OC 70	Lode	10/9/2007	12/28/2007	2007-5216	12/28/2007	291300
OC 71	Lode	10/8/2007	12/28/2007	2007-5217	12/28/2007	291301
OC 72	Lode	10/8/2007	12/28/2007	2007-5218	12/28/2007	291302
OC 73	Lode	10/8/2007	12/28/2007	2007-5219	12/28/2007	291303
OC 74	Lode	10/8/2007	12/28/2007	2007-5220	12/28/2007	291304
OC 75	Lode	10/8/2007	12/28/2007	2007-5221	12/28/2007	291305
OC 76	Lode	10/9/2007	12/28/2007	2007-5222	12/28/2007	291306
OC 77	Lode	10/9/2007	12/28/2007	2007-5223	12/28/2007	291307
OC 78	Lode	10/9/2007	12/28/2007	2007-5224	12/28/2007	291308
OC 79	Lode	10/9/2007	12/28/2007	2007-5225	12/28/2007	291309
OC 80	Lode	10/9/2007	12/28/2007	2007-5226	12/28/2007	291310
OC 81	Lode	10/8/2007	12/28/2007	2007-5227	12/28/2007	291311
OC 82	Lode	10/8/2007	12/28/2007	2007-5228	12/28/2007	291312
OC 83	Lode	10/8/2007	12/28/2007	2007-5229	12/28/2007	291313
OC 84	Lode	10/8/2007	12/28/2007	2007-5230	12/28/2007	291314
OC 85	Lode	10/8/2007	12/28/2007	2007-5231	12/28/2007	291315
OC 86	Lode	10/8/2007	12/28/2007	2007-5232	12/28/2007	291316
OC 87	Lode	10/8/2007	12/28/2007	2007-5233	12/28/2007	291317
OC 88	Lode	10/8/2007	12/28/2007	2007-5234	12/28/2007	291318
OC 89	Lode	10/8/2007	12/28/2007	2007-5235	12/28/2007	291319
OC 90	Lode	10/8/2007	12/28/2007	2007-5236	12/28/2007	291320
OC 91	Lode	10/8/2007	12/28/2007	2007-5237	12/28/2007	291321
OC 92	Lode	10/8/2007	12/28/2007	2007-5238	12/28/2007	291322
OC 93	Lode	10/8/2007	12/28/2007	2007-5239	12/28/2007	291323
OC 94	Lode	10/8/2007	12/28/2007	2007-5240	12/28/2007	291324
OC 95	Lode	10/8/2007	12/28/2007	2007-5241	12/28/2007	291325
OC 96	Lode	10/9/2007	12/28/2007	2007-5242	12/28/2007	291326
OC 97	Lode	10/9/2007	12/28/2007	2007-5243	12/28/2007	291327
OC 98	Lode	10/9/2007	12/28/2007	2007-5244	12/28/2007	291328
OC 99	Lode	10/9/2007	12/28/2007	2007-5245	12/28/2007	291329
OC 100	Lode	10/9/2007	12/28/2007	2007-5246	12/28/2007	291330
OC 101	Lode	10/9/2007	12/28/2007	2007-5247	12/28/2007	291331
OC 102	Lode	10/9/2007	12/28/2007	2007-5248	12/28/2007	291332

OC 103	Lode	10/9/2007	12/28/2007	2007-5249	12/28/2007	291333
OC 104	Lode	10/9/2007	12/28/2007	2007-5250	12/28/2007	291334
OC 105	Lode	10/9/2007	12/28/2007	2007-5251	12/28/2007	291335
OC 106	Lode	10/9/2007	12/28/2007	2007-5252	12/28/2007	291336
OC 107	Lode	10/9/2007	12/28/2007	2007-5253	12/28/2007	291337
OC 108	Lode	10/9/2007	12/28/2007	2007-5254	12/28/2007	291338
OC 109	Lode	10/9/2007	12/28/2007	2007-5255	12/28/2007	291339
OC 110	Lode	10/9/2007	12/28/2007	2007-5256	12/28/2007	291340
OC 111	Lode	10/9/2007	12/28/2007	2007-5257	12/28/2007	291341
OC 112	Lode	10/11/2007	12/28/2007	2007-5258	12/28/2007	291342
OC 113	Lode	10/11/2007	12/28/2007	2007-5259	12/28/2007	291343
OC 114	Lode	10/11/2007	12/28/2007	2007-5260	12/28/2007	291344
OC 115	Lode	10/11/2007	12/28/2007	2007-5261	12/28/2007	291345
OC 116	Lode	10/11/2007	12/28/2007	2007-5262	12/28/2007	291346
OC 117	Lode	10/11/2007	12/28/2007	2007-5263	12/28/2007	291347
OC 118	Lode	10/11/2007	12/28/2007	2007-5264	12/28/2007	291348
OC 119	Lode	10/11/2007	12/28/2007	2007-5265	12/28/2007	291349

Exhibit B
Excluded Mineral Properties

1. Carlin Vanadium (Black Kettle) Property as described in the attached.

Serial No	Claim Name/Number	Mc Lead Case Ser Nr	Disposition
NMC821342	BK-22	NMC821342	ACTIVE
NMC821343	BK-23	NMC821342	ACTIVE
NMC821344	BK-24	NMC821342	ACTIVE
NMC841816	POT 1	NMC841816	ACTIVE
NMC841817	POT 2	NMC841816	ACTIVE
NMC841818	POT 3	NMC841816	ACTIVE
NMC841819	POT 4	NMC841816	ACTIVE
NMC841820	POT 5	NMC841816	ACTIVE
NMC841821	POT 6	NMC841816	ACTIVE
NMC841822	POT 7	NMC841816	ACTIVE
NMC841823	POT 8	NMC841816	ACTIVE
NMC841824	POT 9	NMC841816	ACTIVE
NMC841825	POT 10	NMC841816	ACTIVE
NMC841826	POT 11	NMC841816	ACTIVE
NMC841827	POT 12	NMC841816	ACTIVE
NMC841828	POT 13	NMC841816	ACTIVE
NMC841829	POT 14	NMC841816	ACTIVE
NMC841830	POT 15	NMC841816	ACTIVE
NMC841831	POT 16	NMC841816	ACTIVE
NMC841832	POT 17	NMC841816	ACTIVE
NMC841833	POT 18	NMC841816	ACTIVE
NMC841834	POT 19	NMC841816	ACTIVE
NMC841835	POT 20	NMC841816	ACTIVE
NMC841836	POT 21	NMC841816	ACTIVE
NMC841837	POT 22	NMC841816	ACTIVE
NMC841838	POT 23	NMC841816	ACTIVE
NMC841839	POT 24	NMC841816	ACTIVE
NMC841840	POT 25	NMC841816	ACTIVE
NMC841841	POT 26	NMC841816	ACTIVE
NMC841842	POT 27	NMC841816	ACTIVE
NMC841843	POT 28	NMC841816	ACTIVE
NMC841844	POT 29	NMC841816	ACTIVE
NMC841845	POT 30	NMC841816	ACTIVE
NMC841846	POT 31	NMC841816	ACTIVE
NMC841847	POT 32	NMC841816	ACTIVE
NMC841848	POT 33	NMC841816	ACTIVE
NMC841849	POT 34	NMC841816	ACTIVE
NMC841850	POT 35	NMC841816	ACTIVE
NMC841851	POT 36	NMC841816	ACTIVE

NMC844505	BK #5	NMC844505	ACTIVE
NMC844506	BK #6	NMC844505	ACTIVE
NMC844507	BK #7	NMC844505	ACTIVE
NMC844508	BK #8	NMC844505	ACTIVE
NMC844509	BK #9	NMC844505	ACTIVE
NMC844510	BK #10	NMC844505	ACTIVE
NMC844511	BK #11	NMC844505	ACTIVE
NMC844512	BK #12	NMC844505	ACTIVE
NMC844513	BK #13	NMC844505	ACTIVE
NMC844514	BK #14	NMC844505	ACTIVE
NMC844515	BK #15	NMC844505	ACTIVE
NMC844516	BK #16	NMC844505	ACTIVE
NMC844517	BK #17	NMC844505	ACTIVE
NMC844518	BK #18	NMC844505	ACTIVE
NMC844519	BK #19	NMC844505	ACTIVE
NMC844520	BK #20	NMC844505	ACTIVE
NMC844521	BK #21	NMC844505	ACTIVE
NMC844522	BK #25	NMC844505	ACTIVE
NMC844523	BK #26	NMC844505	ACTIVE
NMC844524	BK #27	NMC844505	ACTIVE
NMC844525	BK #28	NMC844505	ACTIVE
NMC844526	BK #100	NMC844505	ACTIVE
NMC844527	BK #101	NMC844505	ACTIVE
NMC844528	BK #102	NMC844505	ACTIVE
NMC844529	BK #103	NMC844505	ACTIVE
NMC844530	BK #104	NMC844505	ACTIVE
NMC844531	BK #105	NMC844505	ACTIVE
NMC844532	BK #106	NMC844505	ACTIVE
NMC844533	BK #107	NMC844505	ACTIVE
NMC844534	BK #108	NMC844505	ACTIVE
NMC844535	BK #200	NMC844505	ACTIVE
NMC844536	BK #300	NMC844505	ACTIVE
NMC844537	BK #400	NMC844505	ACTIVE

Exhibit C

Balance Sheet and Income Statement of GAM dated October 31, 2010

3:39 PM

11/05/10

Accrual Basis

Great American Minerals, Inc.
Balance Sheet
As of October 31, 2010

	Oct 31, 10
ASSETS	
Current Assets	
Checking/Savings	
1011 · BMO CAD FX 41627715	(54.10)
1010 · BMO CAD #41627715	471.09
1020 · Harris USD Act.4800194970	48.63
1000 · BMO USD#44648334	(40.90)
Total Checking/Savings	424.72
Other Current Assets	
1360 · Reclamation Bond	22,000.00
Total Other Current Assets	22,000.00
Total Current Assets	22,424.72
Fixed Assets	
1400 · Mineral Properties	225,000.00
Property & Equipment	
Total Fixed Assets	225,000.00
TOTAL ASSETS	**247,424.72**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
2000 · Accounts Payable	2,663.00
Total Accounts Payable	2,663.00
Total Current Liabilities	2,663.00
Long Term Liabilities	
2195 · Intercompany Springer	(19,087.05)
2198 · Intercompany-EMC (formerly GPM)	7,738,991.39
Total Long Term Liabilities	7,719,904.34
Total Liabilities	7,722,567.34
Equity	
3010 · Common Stock	33,617.54
3020 · Paid In Capital	9,769,055.00
3050 · Retained Earnings	(13,091,563.79)
Net Income	(4,186,251.37)
Total Equity	(7,475,142.62)
TOTAL LIABILITIES & EQUITY	**247,424.72**

Great American Minerals, Inc.
Profit & Loss
January through October 2010

	Jan - Oct 10
Ordinary Income/Expense	
Expense	
Land Expenditures/Mineral Prop	
Administrative Expenditures	6,764.61
Total Expense	6,764.61
Net Ordinary Income	(6,764.61)
Other Income/Expense	
Other Expense	
Write-off of Mineral Property	4,170,061.20
7005 · Foreign exchange (gain) loss	12,638.81
8010 · Other Expenses	(3,233.25)
Total Other Expense	4,179,466.76
Net Other Income	(4,179,466.76)
Net Income	**(4,186,251.37)**